Executive Life Program
                  Collateral Assignment Split Dollar Agreement


This Split Dollar Agreement is entered into as of December 20, 1999, by and between Norman Axelrod, (the "Employee")(hereinafter, the Employee or this trust shall be referred to as the "Owner" when referred to in that capacity) and Linens 'n Things, Inc., a Delaware corporation (the "Employer").

                                    Recitals

         Whereas, Employee is eligible for and wishes to participate in the Employer's Executive Life Program (the "Program"); and

         Whereas, Owner will be the sole owner and possessor of the Policy and assign an interest in the Policy's death benefit and cash value to the Employer as collateral to secure repayment of Employer's premium payments with respect to the Policy; and

         Whereas, it is the intent of the Employer and Owner to define the limited extent of the Employer's security interest in the Policy;

         Now, therefore, Employer and Owner mutually agree that:


                     (1) Interests in the Policy Cash Values
The Policy, which is the subject of this Split Dollar Agreement, is a variable universal life policy issued by Nationwide Life and Annuity Company (the "Insurer") Policy Number N056077170, on the life of the Employee. The Employer's interest in the cash value of the Policy (the "Employer's Interest") shall be equal to the total amount of the premium payments made on the Policy (including any unused amounts paid to the Insurer as pre-paid premiums triggered by a Change in Control Event as defined below). The Owner's interest in the cash value of the Policy (the "Owner's Interest") shall be equal to the remaining cash value of the Policy, if any, in excess of the Employer's Interest, reduced by the amount of any distributions from the cash value of the Policy made to the Owner as permitted by this Agreement.


                              (2) Premium Payments
On or before the due date of each premium payment on the Policies, Employer will pay the entire premium due on the Policy. The Employer will make premium payments as they are due until the termination of service of the Employee with the Employer, or in the event the Employee becomes "disabled" as defined under the Employer-maintained long term disability program, until the Employee's age 55, provided, however, that upon the happening of a Change in Control Event, the Employer shall pay to the Insurer, in the form of pre-paid premiums, an amount equal to the present value of the remaining premium payments due on the Policy until the Employee attains age 55, such amount to be determined by the Insurer.

The Employee shall have imputed income each year in an amount equal to the annual cost of current death benefit protection on the life of the Employee, measured by the lower of (a) the PS 58 rate, as set forth in Revenue Ruling 55-747 (or the corresponding applicable provision of any future Revenue Ruling), or (b) the Insurer's current published premium rate for annually renewable term insurance for standard risks.




                            (3) Death Benefit Amounts
Upon the death of the Employee, and subject to the minimum death benefits provided to the Owner as described below, the death benefit payable to the Employer (or the Employer's designated beneficiaries) under this Agreement shall be equal to the Employer's Interest in the Policy as defined in Section 1 above, accumulated at interest at a rate of 3.4% per annum, except that, in the event of Employee's death after a Change in Control as herein defined, the death benefit payable to the Employer under this paragraph shall be limited to the Employer's Interest in the Policy as defined in Section 1 above.

Upon the death of the Employee, the death benefit payable to the Owner (or the Owner's designated beneficiaries) shall be equal to the excess of the total death proceeds under the Policy less the amount payable to the Employer (or the Employer's designated beneficiaries) as defined above, except that the minimum death benefit payable to the Owner shall be twenty-five thousand dollars ($ 25,000).

Owner understands that sufficiency of cash value in the Policy to provide expected amounts of death benefit under this Agreement may vary as a result of Policy performance and duration of premium payments and this is in no event guaranteed by the Employer or the Insurer. The Employer makes no representation or warranty as to the merits or risks of the investment performance of the Policy.




                     (4) Ownership and Rights in the Policy
The Policy will be owned exclusively by the Owner or the Owner's Assignee (for purposes of this Agreement, Owner's Assignee shall be included in the definition of Owner). Any rights in the Policy other than those specifically mentioned in this Agreement must be exercised with the written consent of both the Owner and the Employer.

Employer's Rights. While this Agreement is in effect, the Employer has a security interest in the Policy limited exclusively to: (a) that portion of the cash value of the Policy equal to the Employer's Interest in the Policy; or (b) the death benefit payable to the Employer as set forth in paragraph 3, above. In addition, prior to the occurrence of a Change in Control Event, the Employer shall have the right to make any investment choices permitted by the Policy with respect to the cash value of the Policy, and Owner shall agree to waive this right prior to the occurrence of a Change in Control Event as long as this Agreement remains in force in accordance with the established procedures of the Insurer. After a Change in Control Event, the Owner shall have the right to make any investment choices permitted by the Policy with respect to the cash value of the Policy.

Owner's Rights. The Owner's rights include the right to irrevocably assign any of his or its rights under the Policy, with the consent of the Employer and the Insurer and to select and change beneficiaries to receive Owner's death benefits. The Owner will not be permitted to borrow against, or partially or totally surrender the Policy as long as the Collateral Assignment remains in force. The Owner shall not be permitted to receive a distribution from the cash value of the Policy prior to the termination of the Employee's services with the Employer, at which time the Owner may request an annual distribution from the Owner's Interest in the cash value of the Policy, commencing on the first day of the month coincident with or next following the date the Employee terminates service with the Employer. The distribution shall be made annually and shall be limited to an amount of five hundred and thirty thousand dollars ($530,000) per year and shall continue for the remainder of the Employee's lifetime, or until the Owner's Interest is exhausted.




             (5) Assignment of Policy to Secure Employer's Payments
To secure Employer's Interest in the Policy under this Agreement, Owner will collaterally assign the Policy to the Employer by signing the separate Collateral Assignment. The Collateral Assignment cannot be altered without the Employer's, Owner's, and Insurer's consent.


                    (6) Termination of Split Dollar Agreement
This Split Dollar Agreement, and all obligations of the Employer to pay premiums under it, will terminate upon the earliest to occur of the following:

a) Death of the Employee;
b) Written agreement of both the Owner and the Employer to terminate this Agreement;
c) Termination of Employee's employment with the Employer for Cause;
d) Voluntary termination by the Employee of Employee's service with the Employer unless;
  (i) Employer fails to renew Owner's  Employment  Agreement prior to the
      Employee   attaining  age  60;
 (ii) Termination of service is due to any "Constructive Termination Without Cause" as defined in the Employment Agreement; or
(iii) Employee terminates service with the Employer under an "Approved Early Retirement" or "Normal Retirement" as defined in the Employment Agreement;

e) Failure of the Employee or Owner to complete all necessary requirements for the Insurer to issue a policy, including the waiver of investment choices; and,

f) At the sole discretion of the Employer, upon the Employee entering into Competition with the Employer during the "Restriction Period" as defined in the Employment Agreement.

Upon termination of this Agreement, as set forth above, the Employer shall receive the Employer's Interest in the Policy as soon as is practical, but in no event shall receipt be later than sixty (60) days from the earliest of the dates listed above. In the event of termination of this Agreement for reason other than the death of the Employee, the Employer's Interest in the Policy and under this Agreement shall be satisfied either directly from the cash value of the Policy or by direct payment by the Owner, at the discretion of the Owner. In this event, the recovery of the Employer's Interest shall be limited to the cash value of the Policy at that time. In the event of Termination of this Agreement by reason of the death of the Employee, the Employer's Interest in the Policy and under this Agreement shall be satisfied through direct payment from the Insurer from the Policy proceeds.


                (7) Payment of Proceeds or Cash Value to Employer
Upon receipt of the Employer's Interest in the Policy, as provided in paragraph 1 above, whether from the Policy or from the Owner, the Employer will release the Collateral Assignment. Upon satisfaction of the Employer's Interest in the Policy, the Owner shall have unrestricted ownership to the Policy.

Upon termination of this Split Dollar Agreement by reason of the death of the Insured, the Insurer in satisfaction of the Owner's obligations, will issue a check directly to the Employer as collateral assignee in an amount equal to the Employer's Interest in the Policy.



                                (8) Miscellaneous
Not an Employment Agreement. This Split Dollar Agreement does not in any way constitute an employment agreement, and the Employer reserves the right to terminate Employee's employment to the same extent as though the Split Dollar Agreement did not exist. This Split Dollar Agreement may be amended at any time by written agreement signed on behalf of the Employer and by the Owner.

Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Employer and its successors and assigns, and to the Employee and the Employee's successors, assigns, heirs, executor or personal representative, and beneficiaries.

Certain Defined Terms. For purposes of this Agreement, the following terms have the meanings set forth below:

      "Approved Early Retirement" has the meaning set forth in Section 10(f) of the Employment Agreement.

      "Cause" has the meaning set forth in Section 10(b) of the Employment Agreement.

      "Change in Control" has the meaning set forth in Section 10(c) of the Employment Agreement.

      "Competition" has the meaning set forth in Section 12(a) of the Employment Agreement.

      "Constructive  Termination  Without  Cause" has the  meaning  set forth in
Section 10(c) of the Employment Agreement.

      "Employment Agreement" means the Employment Agreement dated October 16, 1996 between Employee and Employer.

      "Normal Retirement" has the meaning set forth in Section 10(f) of the Employment Agreement.

      "Restriction Period" has the meaning set forth in Section 12(b) of the Employment Agreement.

      "Termination Without Cause" has the meaning set forth in Section 10(c) of the Employment Agreement.

Notices. Any notice, consent or demand required or permitted under this Agreement shall be made in writing and shall be signed by the party making the notice, consent, or demand. Such notice shall be sent by United States certified mail, postage pre-paid and shall be sent to the other party's last known address as shown on the records of the Employer. The date of such mailing shall be deemed to be the date of such notice, consent or demand.

Entire Agreement; Amendment of Agreement. This Agreement, including only those provisions of the Employment Agreement specifically referred to above, evidences the entire agreement of the parties with respect the subject matter hereof and supercedes all prior discussions or understandings. This Agreement may be altered, amended or modified, including the addition of any additional policy provisions, only by a written agreement signed by the Employer and the Owner. It shall be the responsibility of the Employer to notify the Insurer of any amendments or changes to this Agreement.

Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of New Jersey.






                               (9) Named Fiduciary
The Employer is designated as the Named Fiduciary of this Agreement for purposes of the Employee Retirement Income Security Act of 1974, as amended. The business address and telephone number of the Named Fiduciary are as follows:

                                   Linens 'n Things, Inc.
                                   c/o Corporate Secretary
                                   6 Brighton Rd.
                                   Clifton,  NJ   07015

The Named Fiduciary shall have the authority to control and manage the operation and administration of the Executive Life Program, of which this Agreement forms a part thereof. The Named Fiduciary is empowered to construe and interpret the terms of the Program and this Agreement, to supply omissions consistent with the intent of the Program and the Agreement, and to make all determinations and resolve all disputes regarding eligibility for and the amount of, benefits under the Program and Agreement, consistent with the terms of the Policy. The Named Fiduciary may delegate some or all of its duties and responsibilities to another person or entity (e.g. a committee designated by the Employer), including persons who are not Named Fiduciaries. Any decisions and determinations made by the Named Fiduciary (or its delegate) shall be conclusive and binding on all parties. The Named Fiduciary shall have the sole discretion of carrying out its responsibilities. Any person or entity claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan (hereinafter referred to as "Claimant") shall present the request in writing to the Employer, which shall respond in writing as soon as practicable. If the claim or request is denied, the written notice of denial shall state the reason for denial, with specific reference to the provisions on which the denial is based, a description of any additional material or information required and an explanation of why it is necessary, and an explanation of the program's claims review procedure.


                             (10) Claims Procedures
Any person or entity claiming a benefit, requesting an interpretation or ruling under the Plan, or requesting information under the Plan (hereinafter referred to as "Claimant") shall present the request in writing to the Employer, which shall respond in writing as soon as practicable. If the claim or request is denied, the written notice of denial shall state the reason for denial, with specific reference to the provisions on which the denial is based, a description of any additional material or information required and an explanation of why it is necessary, and an explanation of the program's claims review procedure.

Review of Claim. Any Claimant whose claim or request is denied or who has not received a response within sixty (60) days may request a review by notice given in writing to the Employer. Such request must be made within sixty (60) days after receipt by the Claimant of the written notice of denial, or in the event Claimant has not received a response sixty (60) days after receipt by the Employer of Claimant's claim or request. The claim or request shall be reviewed by the Employer which may, but shall not be required to, grant the Claimant a hearing. On review, the Claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

Final Decision. The decision on review shall normally be made within thirty (30) days after the Employer's receipt of Claimant's claim or request. If an extension of time is required for a hearing or other special circumstances, the Claimant shall be notified and the time limit shall be sixty (60) days. The decision shall be in writing and shall state the reason and the relevant provisions. All decisions on review shall be final and bind all parties concerned.



IN WITNESS WHEREOF, the Employer and the Owner or the Owner's Assignee have signed this Split Dollar Agreement, which is effective as of the effective date of the Policy described herein.

                                      BRIAN SILVA
                                      __________________________________________
                                      Officer of Corporation
                                      Title:  Sr. V.P. Human Resources &
                                              Corp. Secretary

________________________________
Witness                               NORMAN AXELROD
                                      __________________________________________
                                      Owner

                                      Date:  12/20/99